AAM S&P Developed Markets High Dividend Value ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 99.7%
	Australia - 8.7%
8,379	AGL Energy, Ltd.	$41,914
5,524	Dexus	39,892
2,899	Fortescue Metals Group, Ltd.	40,584
14,689	Stockland	41,811
35,626	Vicinity Centres	40,913
		205,114
	Austria - 3.8%
750	BAWAG Group AG	44,560
725	OMV AG	43,854
		88,414
	Canada - 7.4%
859	Canadian Natural Resources, Ltd.	43,673
905	Open Text Corporation	43,293
1,391	Pembina Pipeline Corporation	44,143
2,489	RioCan Real Estate Investment Trust	43,310
		174,419
	Czech Republic - 1.8%
5,222	Avast plc	42,961

	Finland - 1.8%
1,594	Fortum Oyj	42,974

	France - 5.6%
2,909	Credit Agricole SA	43,306
3,746	Orange SA	43,756
780	TotalEnergies SE	43,912
		130,974
	Germany - 5.5%
2,379	Deutsche Telekom AG	44,462
1,054	Fresenius SE & Company KGaA	43,197
622	HeidelbergCement AG	42,714
		130,373
	Hong Kong - 3.7%
5,500	CK Hutchison Holdings, Ltd.	38,936
2,000	Orient Overseas International, Ltd.	49,246
		88,182
	Israel - 2.1%
735	ZIM Integrated Shipping Services, Ltd.	49,039

	Italy - 5.5%
23,310	A2A SpA	43,886
2,101	Assicurazioni Generali SpA	43,760
4,480	Banca Mediolanum SpA	43,009
		130,655
	Japan - 22.9%
1,100	Aisin Corporation	39,618
1,700	Canon, Inc.	39,960
3,900	Chubu Electric Power Company, Inc.	38,958
400	Daito Trust Construction Company, Ltd.	45,476
4,400	Inpex Corporation	44,105
2,000	Japan Tobacco, Inc.	39,818
1,000	Lawson, Inc.	43,741
4,100	Marubeni Corporation	41,970
2,700	Sumitomo Corporation	41,499
4,000	Sumitomo Rubber Industries, Ltd.	41,241
1,400	Takeda Pharmaceutical Company, Ltd.	40,436
3,300	Teijin, Ltd.	41,241
12,200	Yamada Holdings Company, Ltd.	40,975
		539,038
	Norway - 1.9%
2,703	Telenor ASA	44,459

	Singapore - 1.7%
3,150	Venture Corporation, Ltd.	41,001

	Spain - 5.4%
3,523	Grifols SA - ADR	41,360
1,325	Naturgy Energy Group SA	41,782
9,303	Telefonica SA	43,055
		126,197
	Sweden - 2.1%
3,914	Telefonaktiebolaget LM Ericsson - Class B	48,138

	Switzerland - 1.8%
504	Novartis AG	43,376

	United Kingdom - 18.0%
975	Anglo American plc	42,226
5,111	Barratt Developments plc	41,939
987	British American Tobacco plc	41,891
1,946	GlaxoSmithKline plc	42,896
1,810	Imperial Brands plc	42,533
11,058	J. Sainsbury plc	43,128
1,314	Persimmon plc	42,205
4,758	Phoenix Group Holdings plc	42,144
596	Rio Tinto plc	41,461
25,562	Vodafone Group plc	44,591
		425,014
	TOTAL COMMON STOCKS (Cost $2,345,884)	2,350,328

	SHORT-TERM INVESTMENTS - 0.1%
3,411	Invesco Government & Agency Portfolio - Institutional Class - 0.03% (a)	3,411
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,411)	3,411
	TOTAL INVESTMENTS (Cost $2,349,295) - 99.8%	2,353,739
	Other Assets in Excess of Liabilities - 0.2%	5,767
	NET ASSETS - 100.0%	$2,359,506

	Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Rate shown is the annualized seven-day yield as of January 31, 2022.

Summary of Fair Value Disclosure at January 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principals generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2022:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,350,328	$-	$-	$2,350,328
Short-Term Investments	3,411	-	-	3,411
Total Investments in Securities	$2,353,739	$-	$-	$2,353,739
^See Schedule of Investments for breakout of investments by country classifications.
For the period ended January 31, 2022, the Fund did not recognize any transfers to or from Level 3.